Exhibit 99.4

First Quarter 2012 Financial Results Supplement May 3, 2012

2 Table of contents

3 Quarterly net income and comprehensive income Line 2: Provision for credit losses decreased in 1Q 2012 reflecting a reduction in the volume of loans transitioning to seriously delinquent status combined with stabilizing loss severities. Line 4: Derivative losses increased in 1Q 2012 reflecting fair value losses on the company's option-based derivatives as long-term interest rates increased and implied volatility declined during 1Q 2012. Losses on option-based derivatives were partially offset by fair value gains on the company's interest-rate swaps. Line 15: Total other comprehensive income increased in 1Q 2012 primarily due to a smaller adverse impact of spread widening on the fair value of certain non-agency available-for-sale mortgage securities.

4 Comprehensive income (loss) 1 1 Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives accounted for as cash flow hedge relationships and (c) defined benefit plans. A B C = A + B

5 Treasury draw requests and dividend payments 1 Includes the initial liquidation preference of Freddie Mac's senior preferred stock of $1.0 billion. 2 Consists of requested Treasury draws of $44.6 billion for 2008 and the initial liquidation preference of Freddie Mac's senior preferred stock of $1.0 billion. 3 Quarterly amounts represent the draw requested based on Freddie Mac's net worth deficit for the quarters presented. Annual amounts represent the total draws requested based on Freddie Mac's quarterly net deficits for the periods presented. Draw requests are funded in the subsequent quarter (e.g., FHFA will request funding of the $19 million draw request for 1Q 2012 by June 30, 2012). 4 Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Treasury is entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock. $ Billions 2 4 3 Draw Request from Treasury Dividend Payment to Treasury

6 Total equity (deficit) and Senior Preferred Stock activity

7 Total other comprehensive income1 1 Total other comprehensive income for the quarter represents the change in Total AOCI, net of taxes on the company's consolidated balance sheets. 2 At December 31, 2011 and March 31, 2012, all available-for-sale securities were mortgage-related securities.

8 Loan loss reserves 1 1 3 1 Consists of allowance for loan losses and the reserve for guarantee losses. 2 Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company's consolidated statements of comprehensive income. 3 Total mortgage portfolio, excluding non-Freddie Mac securities. 2

9 Real estate owned1 Property Inventory 1Q 2012 Activity Geographic Distribution2 Based on Property Inventory Historical Trend Ending Property Inventory 1 Includes single-family and multifamily REO. Multifamily ending property inventory was 20 properties as of December 31, 2011 and 16 properties as of March 31, 2012. 2 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY). ((Number of Properties) ((Number of Properties) We believe the volume of our single-family REO acquisitions in 1Q 2012 was less than it otherwise would have been due to delays in the foreclosure process, particularly in states that require a judicial foreclosure process. We expect that the length of the foreclosure process will continue to remain above historical levels. We expect our REO activity to remain at elevated levels, as we have a large inventory of seriously delinquent loans in our single-family credit guarantee portfolio. Excluding any post-foreclosure period during which borrowers may reclaim a foreclosed property, the average holding period for the company's single-family REO dispositions was 201 days for 1Q 2012 compared to 202 days for 4Q 2011. As of 3/31/12

10 Loan modifications Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions Single-family loan workouts 1 Loan modifications involve changing the terms of the loan or adding outstanding indebtedness, such as delinquent interest, to the unpaid principal balance of the loan or a combination of both. Represents the number of modifications completed during the periods shown. Includes completed loan modifications under HAMP and under the company's other modification programs; however, the number of HAMP completions may differ from that reported by the MHA Program administrator in part due to differences in the timing of recognizing the completions by the company and the MHA Program administrator. 2 Repayment plans are agreements with the borrower that give the borrower a defined period of time to reinstate the mortgage by paying regular payments plus an additional agreed upon amount in repayment of the past due amount. Represents the number of borrowers that completed (made their last additional repayment amount) plans during the period and excludes those actively repaying. 3 Forbearance agreements are agreements between the servicer and the borrower where reduced payments or no payments are required during a defined period. Many borrowers complete a short-term forbearance agreement before another loan workout is pursued or completed. The company only reports forbearance activity for a single loan once during each quarterly period; however, a single loan may be included under separate forbearance agreements in separate periods. Excludes loans with long-term forbearance under a completed loan modification. 4 Short sales are sales of mortgaged properties in which the homeowner sells the home at market value and the lender accepts proceeds (sometimes together with an additional payment or promissory note from the borrower) that are less than the outstanding mortgage indebtedness in full satisfaction of the loan. Deed-in-lieu of foreclosure transactions are an alternative to foreclosure in which the borrower voluntarily conveys title to the property to the lender and the lender accepts such title (sometimes together with an additional payment by the borrower) in full satisfaction of the mortgage indebtedness. 1 3 Home Retention Actions Foreclosure Alternatives 4 2 62,641 Repayment plans 53,777 48,258 132,616 275,256 43,598 208,274 40,153

11 Single-family loan modifications 1 Includes completed loan modifications under HAMP and under the company's other modification programs. Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in the trial period under HAMP or under the standard modification initiative. 2 Principal forbearance is a change to a loan's terms to designate a portion of the principal as non-interest bearing. Single-family Loan Modifications (HAMP and non-HAMP) 1 35k 31k No change in terms Term extension Reduction of contractual interest rate, and in certain cases, term extension Rate reduction, term extension and principal forbearance 24k 19k 2 65k 170k 109k 14k

12 Quarterly Percentages of Modified Single-Family Loans (HAMP and non-HAMP) 1 Performance of single-family modified loans Of the loans modified in 1Q 2010, 68% were current and performing 24 to 26 months post modification. Of the loans modified in 4Q 2011, 86% were current and performing 3 to 5 months post modification. 1 In the first quarter of 2012, the company revised the presentation of reperformance rates so that it represents the percentage of loans that are current and performing (less than one month past due), or have been paid in full. Excludes loans in foreclosure status and loans in modification trial periods. Prior period amounts have been revised to conform to current period presentation. 2 Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by the company, which in certain cases may be delayed by a backlog in servicer processing of modifications. For loans that have been re-modified (e.g., where a borrower has received a new modification after defaulting on the prior modification) the rates reflect the status of each modification separately. For example, in the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.

13 The UPB of outstanding repurchase requests issued to our single-family seller/servicers based on breaches of representations and warranties increased from $2.7 billion as of December 31, 2011 to $3.2 billion as of March 31, 2012.1 1 The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) of the loans subject to repurchase requests primarily because many of these requests are likely to be satisfied by reimbursement of the company's realized credit losses by seller/servicers, or rescinded in the course of the contractual appeals process. Based on historical loss experience and the fact that many of these loans are covered by credit enhancements, Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests to also be less than the UPB of the loans. 2 Repurchase requests outstanding more than four months include repurchase requests for which appeals were pending. 3 Approximately $1.2 billion of the total amount of repurchase requests outstanding at March 31, 2012 were issued due to mortgage insurance rescission or mortgage insurance claim denial. The company's actual credit losses could increase should the mortgage insurance coverage not be reinstated and the company fail to collect on these repurchase requests. 4 Requests collected include payments received upon fulfillment of the repurchase request, reimbursement of losses for requests associated with foreclosed mortgage loans, negotiated settlements, and other alternative remedies. 5 During the first quarter of 2012, repurchase requests related to $1.2 billion of UPB of loans were cancelled, primarily as a result of the servicer providing missing documentation or a successful appeal of the request. In addition, repurchases cancelled includes $34 million of other items that affect the UPB of the loan while the repurchase request is outstanding, such as a change in UPB due to payments made on the loan, as well as requests deemed uncollectible due to the insolvency or other failure of the counterparty. Repurchase requests Trend in Repurchase Requests Outstanding 1Q 2012 Repurchase Request Activity 4 3 $ Billions 2 5

14 Administrative expenses and efficiency1 1 Administrative expenses, expressed as a percentage of the average total mortgage portfolio. Basis points for the quarters are calculated on an annualized basis.

15 Purchase Agreement portfolio limits Indebtedness 1,3 ($ Billions) Mortgage Assets 1,2 ($ Billions) 1 The company's Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs). See the company's Annual Report on Form 10-K for the year ended December 31, 2011 for more information. 2 Represents the unpaid principal balance (UPB) of the company's mortgage-related investments portfolio. The company discloses its mortgage assets on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC). 3 Represents the par value of the company's unsecured short-term and long-term debt securities issued to third parties to fund its business activities. The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC. Indebtedness limit Total debt outstanding Mortgage-related investments portfolio ending balance Mortgage-related investments portfolio limit

16 Credit Supplement

17 National home prices have experienced a cumulative decline of 28% since June 20061 1 National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie Mac's single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac's. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter. Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available. Values for the most recent periods typically see the largest revisions. Cumulative decline of 28% calculated as the percent change from June 2006 to March 2012. Source: Freddie Mac.

Home price performance by state June 2006 to March 20121 -13% -6% ^ 0% -14 to -1% ^-28% -27 to -15% United States -28% -11% -47% -45% -14% CT -24% DC 7% -25% -47% -36% -21% -6% -34% -31% -15% -9% -8% -6% -23% -32% -17% -40% -30% -19% -13% -13% -14% 18% -8% -28% -26% -17% -62% -15% -21% 0% -31% -12% RI -32% -17% 0% -12% 2% -18% -25% -11% -30% -22% -10% -3% 1 The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac's single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. Source: Freddie Mac. 18

19 1 Source: National Delinquency Survey from the Mortgage Bankers Association. Categories represent first lien single-family loans. Data is not yet available for the first quarter of 2012. 2 See "MD&A - RISK MANAGEMENT - Credit Risk - Mortgage Credit Risk - Single-Family Mortgage Credit Risk - Credit Performance - Delinquencies" in Freddie Mac's Form 10-K for the year ended December 31, 2011, for information about the company's reported delinquency rates. The single-family serious delinquency rate at March 31, 2012 was 3.51%. 1 1 1 24.35% 7.73% 5.32% 3.58% Single-family Serious Delinquency Rates Mortgage market and Freddie Mac serious delinquency rates 2

Relief Refinance - LTV > 105% 20 Single-family refinance activity 2 Number of Loans in Thousands $ Volume in Billions Non-Relief Refinance Relief Refinance - LTV ^ 80% Relief Refinance - LTV > 80% to 105% $379 $303 $247 1,758 1,471 1,183 1 2 2 1 Excludes loans associated with other guarantee commitments and Other Guarantee Transactions. 2 The Relief Refinance MortgageSM initiative is Freddie Mac's implementation of the Home Affordable Refinance Program (HARP). Under the program, the company allows eligible borrowers whose monthly payments are current and who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place. HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac's program also allows borrowers with LTV ratios at or below 80% to participate. Beginning December 2011, HARP was expanded to allow eligible borrowers who have mortgages with current LTV ratios above 125% to refinance under the program. 416 $89

21 Credit quality of single-family credit guarantee portfolio purchases1 Weighted Average Original LTV Ratio 2 of Single-family Mortgage Loans Purchased Weighted Average Credit Score3 of Single-family Mortgage Loans Purchased 1 Purchases exclude mortgage loans acquired under the Freddie Mac Relief Refinance MortgageSM initiative. Relief refinance mortgages with LTV ratios above 80% represented approximately 4%, 12%, 12% and 16% of purchases in the single-family credit guarantee portfolio in 2009, 2010, 2011 and 1Q 2012, respectively. 2 Original LTV ratios are calculated as the amount of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at time of mortgage origination or the mortgage borrower's purchase price. Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation because we generally do not receive data about them. The existence of a second lien mortgage reduces the borrower's equity in the home and, therefore, can increase the risk of default. 3 Credit score data are based on FICO scores at the time of origination and may not be indicative of the borrowers' creditworthiness at March 31, 2012. FICO scores can range between approximately 300 to 850 points.

22 Single-family credit statistics 1 Calculated as the amount of single-family credit losses divided by the sum of the average carrying value of the single-family credit guarantee portfolio and the average balance of the single-family HFA initiative guarantees. 2 Consists of the unpaid principal balance of the single-family credit guarantee portfolio and the net carrying value of single-family REO balances shown on line 10.

23 Single-family 1Q 2012 credit losses and REO by region and state 1 Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. 2 UPB amounts exclude Other Guarantee Transactions with ending balances of $625 million since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 3 Based on the UPB of loans at the time of REO acquisition. 4 Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense. 5 Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).

24 Single-family credit guarantee portfolio characteristics1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $2 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 2 For a description of Alt-A, see the "Glossary" in the company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. 3 Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans. 4 Represents the FICO score of the borrower at loan origination. The company estimates that less than 1% of loans within the portfolio are missing origination FICO scores and as such are excluded. 5 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of March 31, 2012, rather than all loans originally guaranteed by the company and originated in the respective year. Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column. 6 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.

25 Single-family credit profile by book year and product feature1 1 Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio. Approximately $2 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available. 2 Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of March 31, 2012, rather than all loans originally guaranteed by the company and originated in the respective year. 3 Represents the average of the borrowers' FICO scores at origination. The company estimates that less than 1% of loans within the portfolio are missing FICO scores and as such are excluded. 4 Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans. 5 States presented based on those with the highest percentage of credit losses during the three months ended March 31, 2012. 6 Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.

26 Single-family cumulative foreclosure transfer and short sale rates1 by book year 1 Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans in the company's single-family credit guarantee portfolio. Includes Other Guarantee Transactions where loan characteristic data is available. 2007 2006 2005 2004 2001 2002 2003 2008 2009 2010 2011

27 Multifamily mortgage portfolio by attribute1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure. 3 Based on either: (a) the year of acquisition, for loans recorded on the company's consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio. 4 Presents the six states with the highest geographic concentration by UPB at March 31, 2012.

28 Multifamily mortgage portfolio by attribute, continued1 1 Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio. 2 Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure. 3 DSCR - Debt Service Coverage Ratio - is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower's ability to service its mortgage obligation using the secured property's cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.

29 Safe Harbor Statements Freddie Mac obligations Freddie Mac's securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company's current expectations and objectives for its efforts under the MHA Program, the servicing alignment initiative and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company's control. Management's expectations for the company's future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, SEC, HUD, the Obama Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company's Web site at www.FreddieMac.com/investors and the SEC's Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.